SCHEDULE OF BUSINESS ACQUISITION PRO-FORMA (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Business Combination and Asset Acquisition [Abstract]
Revenue	$ 25,266,911	$ 13,678,873
Net (loss)	(10,529,374)	(20,093,374)
Net (loss) attributable to TAOP	$ (10,529,374)	$ (19,456,941)
Basic and Diluted	13,494,454	8,586,977
(Loss) per share – Basic and Diluted	$ (0.78)	$ (2.34)
(Loss) per share attributable to TAOP - Basic and Diluted	$ (0.78)	$ (2.27)